AIM ETF Products Trust
(the “Trust”)
And the Trust’s series
AllianzIM U.S. Large Cap Buffer10 Feb ETF
AllianzIM U.S. Large Cap Buffer20 Feb ETF
 (each a “Fund” and together the “Funds”)

Supplement, dated January 31, 2024
to each Fund’s Prospectus, dated February 1, 2023

This supplement updates certain information contained in each Fund’s prospectus and should be attached to the prospectus and retained for future reference.

As described in each Fund’s prospectus, each Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. Each Fund’s current Outcome Period will end on January 31, 2024, following which each Fund will reset and commence a new Outcome Period beginning February 1, 2024, as shown in the table below. At the beginning of the new Outcome Period, the Cap will reset.

The Cap for each Fund for the new Outcome Period will be as shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	New Outcome Period Cap
AllianzIM U.S. Large Cap Buffer10 Feb ETF	FEBT	February 1, 2024, to January 31, 2025	17.01% (before management fee) 16.27% (after management fee)
AllianzIM U.S. Large Cap Buffer20 Feb ETF	FEBW	February 1, 2024, to January 31, 2025	11.91% (before management fee) 11.17% (after management fee)

Each Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus.

Each Fund’s prospectus is amended to revise all references to the dates associated with the Outcome Period to reflect the corresponding new Outcome Period and to the Cap to reflect the corresponding New Outcome Period Cap, as set forth in the table above.